EXHIBIT 99.1
A10 Networks Reports Financial Results for the Third Quarter of 2025

Company Grows Revenue 11.9% as AI Infrastructure Buildouts Serve as Key Catalysts

SAN JOSE, Calif., November 4, 2025 -- A10 Networks, Inc. (NYSE: ATEN), a leading provider of secure application services and solutions, today announced financial results for its third quarter ended September 30, 2025.

Third Quarter 2025 Financial Summary

•Revenue of $74.7 million, up 11.9% year-over-year compared to $66.7 million in the third quarter of 2024.

•GAAP gross margin of 80.1%; non-GAAP gross margin of 80.7%.

•GAAP Operating Margin was 17.4% compared to 15.7% in the third quarter of 2024. Non-GAAP Operating Margin was 24.7% compared to 22.6% in the third quarter of 2024.

•GAAP net income of $12.2 million, or $0.17 per diluted share, compared to net income of $12.6 million, or $0.17 per diluted share, in the third quarter of 2024.

•Non-GAAP net income of $16.7 million, or $0.23 per diluted share, compared to non-GAAP net income of $15.9 million, or $0.21 per diluted share in the third quarter of 2024.

•The Company returned $15.3 million to investors, having repurchased 634,000 shares at an average price of $17.41 per share for a total of $11.0 million and having paid $4.3 million in cash dividends in the quarter. The Company has $60.1 million remaining on its $75.0 million share repurchase authorization.

•The Board of Directors approved a quarterly cash dividend of $0.06 per share, payable December 1, 2025 to stockholders of record at the close of business on November 17, 2025.

A reconciliation between GAAP and non-GAAP information is contained in the financial statements below.

“The scale and sophistication of cyber threats continue to accelerate, prompting global carriers, enterprises, and government agencies to make security and performance integral to their infrastructure roadmaps,” said Dhrupad Trivedi, President and Chief Executive Officer of A10 Networks. “This dynamic is gaining urgency as AI-driven workloads scale in both utilization and deployment footprints. A10 is well-aligned with this trend, and our offerings are seen as increasingly relevant to address these concerns. We are well-aligned with our customers near-term roadmaps, and long-term financial objectives tied to AI infrastructure and cybersecurity.”

“Operational discipline remains a core aspect of our business model as we allocate resources to the best opportunities, efficiently converting revenue growth into solid profitability and robust cash flow,” continued Trivedi. “A10 continues to deliver long-term value as we navigate market priorities. We remain focused on disciplined execution to drive sustained top- and bottom-line growth.”

Conference Call

Management will host a call at 1:30 p.m. Pacific time (4:30 p.m. Eastern time) today, November 4, 2025, to discuss these results. Interested parties may access the conference call by dialing (888) 506-0062 (toll-free) or (973) 528-0011 (international) and referencing access code: 608502.

A live audio webcast of the conference call will be accessible from the “Investor Relations” section of A10 Network’s website at investors.a10networks.com. The webcast will be archived for one year. A telephonic replay of the conference call will be available until November 18, 2025 and may be accessed by dialing (877) 481-4010 (toll-free) or (919) 882-2331 (international) and entering the passcode: 53066.

Forward-Looking Statements

This press release contains “forward-looking statements,” including statements regarding our quarterly dividend payments, strategy, positioning, demand, growth rate, margin profile, operating leverage, profitability and investor returns. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on assumptions that may prove to be incorrect, which could cause actual results to differ materially from those expected or implied by the forward-looking statements. Factors that may cause actual results to differ include any unforeseen need for capital which may require us to divert funds we may have otherwise used for the dividend program or stock repurchase program, which may in turn negatively impact our ability to administer the quarterly dividends or the repurchase of our common stock; a significant decline in global macroeconomic or political conditions that have an adverse impact on our business and financial results; an expansion of adversarial global trade dynamics or other changes to international trade regulations; business interruptions related to our supply chain; our ability to manage our business and expenses if customers cancel or delay orders; execution risks related to closing key deals and improving our execution; the continued market adoption of our products; our ability to successfully anticipate market needs and opportunities; our timely development of new products and features; our ability to achieve or maintain profitability; any loss or delay of expected purchases by our largest end-customers; our ability to maintain or improve our competitive position; competitive and execution risks related to cloud-based computing trends; our ability to attract and retain new end-customers and our largest end-consumers; our ability to maintain and enhance our brand and reputation; changes demanded by our customers in the deployment and payment model for our products; continued growth rates in markets relating to network security; the success of any future acquisitions or investments in complementary companies, products, services or technologies; the ability of our sales team to execute well; our ability to shorten our close cycles; the ability of our channel partners to sell our products; variations in product mix or geographic locations of our sales; risks associated with our presence in international markets; weaknesses or deficiencies in our internal control over financial reporting; our ability to timely file periodic reports required to be filed under the Securities Exchange Act of 1934; and other risks that are described in “Risk Factors” in our periodic filings with the Securities and Exchange Commission, including our Form 10-K filed with the Securities and Exchange Commission on February 25, 2025. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Non-GAAP Financial Measures

In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), we refer to certain non-GAAP financial measures, including non-GAAP net income, non-GAAP net income per basic and diluted share (or non-GAAP EPS), non-GAAP gross profit and gross margin, non-GAAP operating expenses, non-GAAP operating income and operating margin, Adjusted EBITDA and Adjusted EBITDA margin. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies.

A10 Networks considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance and are used by the company's management for that purpose.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

We define non-GAAP net income as our GAAP net income excluding: (i) stock-based compensation and related payroll tax, (ii) acquisition-related expense, (iii) amortization of purchased intangible assets, (iv) one-time legal expense, (v) tax planning expense and (vi) income tax effect of non-GAAP items (i) to (v) listed above. We define non-GAAP net income per basic and diluted share as our non-GAAP net income divided by our basic and diluted weighted-average shares outstanding. We define non-GAAP gross profit as our GAAP gross profit excluding (i) stock-based compensation and related payroll tax and (ii) amortization of purchased intangible assets. We define non-GAAP gross margin as our non-GAAP gross profit divided by our GAAP revenue. We define non-GAAP operating expenses as our GAAP operating expenses excluding (i) stock-based compensation and related payroll tax, (ii) acquisition-related expense, (iii) amortization of purchased intangible assets, (iv) one-time legal expense and (v) tax planning expense. We define non-GAAP operating income as our GAAP income from operations excluding (i) stock-based compensation and related payroll tax, (ii) acquisition-related expense, (iii) amortization of purchased intangible assets, (iv) one-time legal expense and (v) tax planning expense. We define non-GAAP operating margin as our non-GAAP operating income divided by our GAAP revenue. We define Adjusted EBITDA as our GAAP net income excluding (i) interest and other (income) expense, net, (ii) depreciation and amortization expense, (iii) provision for income taxes, (iv) stock-based compensation and related payroll tax, (v) acquisition-related expense, (vi) one-time legal expense and (vii) tax planning expense. We define Adjusted EBITDA margin as our Adjusted EBITDA divided by our GAAP revenue.

Non-GAAP financial measures are presented for supplemental informational purposes only for understanding the company's operating results.

About A10 Networks

A10 Networks (NYSE: ATEN) delivers secure application and network solutions that protect, optimize, and scale business-critical systems across on-premises, hybrid cloud, and edge environments. Our portfolio enables large enterprises, service providers, and cloud platforms worldwide to deliver performance, reliability, and protection against cyber threats, while preparing their networks for the demands of AI and next-generation applications. Founded in 2004 and headquartered in San Jose, California, A10 Networks serves over 7,000 global customers. For more information, visit A10networks.com and follow us at A10Networks.

The A10 logo and A10 Networks are trademarks or registered trademarks of A10 Networks, Inc. in the United States and other countries. All other trademarks are the property of their respective owners.

Investor Contact:
Rob Fink / Tom Baumann
FNK IR
646.809.4048 / 646.349.6641
aten@fnkir.com

David Schroeder
VP, Corporate Development
investors@a10networks.com

Source: A10 Networks, Inc.

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share amounts, on a GAAP Basis)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Net revenue:
Products	$43,109	$36,862	$118,261	$96,464
Services	31,573	29,859	91,941	91,028
Total net revenue	74,682	66,721	210,202	187,492
Cost of net revenue:
Products	8,101	7,531	23,561	21,143
Services	6,729	5,508	19,383	15,378
Total cost of net revenue	14,830	13,039	42,944	36,521
Gross profit	59,852	53,682	167,258	150,971
Operating expenses:
Sales and marketing	21,531	21,011	62,040	61,678
Research and development	18,377	15,734	50,533	44,533
General and administrative	6,950	6,494	22,602	19,188
Total operating expenses	46,858	43,239	135,175	125,399
Income from operations	12,994	10,443	32,083	25,572
Non-operating income (expense):
Interest income	3,386	1,634	8,170	5,077
Interest and other income (expense), net	(2,387)	2,312	(3,853)	5,943
Total non-operating income, net	999	3,946	4,317	11,020
Income before income taxes	13,993	14,389	36,400	36,592
Provision for income taxes	1,802	1,752	4,128	4,753
Net income	$12,191	$12,637	$32,272	$31,839
Net income per share:
Basic	$0.17	$0.17	$0.45	$0.43
Diluted	$0.17	$0.17	$0.44	$0.42
Weighted-average shares used in computing net income per share:
Basic	71,891	73,823	72,478	74,200
Diluted	73,046	74,780	73,805	75,236

A10 NETWORKS, INC.
RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME
(unaudited, in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024

GAAP net income	$12,191	$12,637	$32,272	$31,839
Non-GAAP items:
Stock-based compensation and related payroll tax	4,961	4,516	15,839	12,814
Acquisition-related expense	465	—	1,383	—
Amortization of purchased intangible assets	380	—	963	—
One-time legal expense	22	—	1,269	71
Tax planning expense	—	100	150	500
Income tax-effect of non-GAAP items	(1,318)	(1,327)	(4,687)	(3,343)
Total non-GAAP items	4,510	3,289	14,917	10,042
Non-GAAP net income	$16,701	$15,926	$47,189	$41,881

GAAP net income per share:
Basic	$0.17	$0.17	$0.45	$0.43
Diluted	$0.17	$0.17	$0.44	$0.42
Non-GAAP items:
Stock-based compensation and related payroll tax	0.07	0.06	0.21	0.17
Acquisition-related expense	0.01	—	0.02	—
Amortization of purchased intangible assets	0.01	—	0.01	—
One-time legal expense	—	—	0.02	—
Tax planning expense	—	—	—	0.01
Income tax-effect of non-GAAP items	(0.02)	(0.02)	(0.06)	(0.04)
Total non-GAAP items	0.06	0.04	0.20	0.14

Non-GAAP net income per share:
Basic	$0.23	$0.22	$0.65	$0.56
Diluted	$0.23	$0.21	$0.64	$0.56
Weighted average shares used in computing net income per share:
Basic	71,891	73,823	72,478	74,200
Diluted	73,046	74,780	73,805	75,236

Net income and earnings per share excluding adjustments are non-GAAP financial measures presented as supplemental financial measures to enable a user of the financial information to understand the impact of these adjustments on reported results. These financial measures should not be considered an alternative to net income, operating income, cash flows provided by operating activities, or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. Our adjusted net income and earnings per share may not be comparable to similarly titled measures of another company because companies may not all calculate adjusted net income and earnings per share in the same manner.

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands, except par value, on a GAAP Basis)

	As of September 30, 2025	As of December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$86,555	$95,129
Marketable securities	284,304	100,429
Accounts receivable, net of allowances of $323 and $465, respectively	61,578	76,687
Inventory	18,963	22,005
Prepaid expenses and other current assets	17,279	13,038
Total current assets	468,679	307,288
Property and equipment, net	47,029	39,142
Goodwill	15,134	1,307
Intangible assets, net	6,638	—
Deferred tax assets, net	62,535	62,364
Other non-current assets	20,118	22,714
Total assets	$620,133	$432,815
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$11,219	$12,542
Accrued and other liabilities	35,493	32,696
Deferred revenue, current	82,017	78,335
Total current liabilities	128,729	123,573
Deferred revenue, non-current	61,470	69,924
Long-term debt	218,450	—
Other non-current liabilities	5,271	7,489
Total liabilities	413,920	200,986

Stockholders' equity:
Common stock, $0.00001 par value: 500,000 shares authorized; 91,776 and 90,520 shares issued and 71,684 and 73,693 shares outstanding, respectively	1	1
Treasury stock, at cost: 20,092 and 16,827 shares, respectively	(243,000)	(180,992)
Additional paid-in-capital	525,303	508,387
Dividends paid	(68,492)	(55,417)
Accumulated other comprehensive income	473	194
Accumulated deficit	(8,072)	(40,344)
Total stockholders' equity	206,213	231,829
Total liabilities and stockholders' equity	$620,133	$432,815

A10 NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands, on a GAAP Basis)

	Nine Months Ended September 30,
	2025	2024
Cash flows from operating activities:
Net income	$32,272	$31,839
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	10,876	8,248
Stock-based compensation	15,206	12,284
Other non-cash items	2,251	(1,013)
Changes in operating assets and liabilities:
Accounts receivable	14,803	8,378
Inventory	2,728	(1,911)
Prepaid expenses and other assets	(6,912)	753
Accounts payable	(2,100)	(1,820)
Accrued liabilities	351	5,139
Deferred revenue	(7,288)	2,885
Net cash provided by operating activities	62,187	64,782
Cash flows from investing activities:
Proceeds from sales of marketable securities	—	22,536
Proceeds from maturities of marketable securities	96,426	66,446
Purchases of marketable securities	(278,920)	(127,288)
Acquisition	(19,100)	—
Capital expenditures	(13,464)	(9,886)
Net cash used in investing activities	(215,058)	(48,192)
Cash flows from financing activities:
Proceeds from issuance of common stock under employee equity incentive plans	1,710	1,919
Proceeds from the issuance of convertible notes	225,000	—
Payment of debt issuance costs	(7,330)	—
Repurchase of common stock	(62,008)	(24,321)
Payments for dividends	(13,075)	(13,369)
Net cash provided by (used in) financing activities	144,297	(35,771)
Net decrease in cash and cash equivalents	(8,574)	(19,181)
Cash and cash equivalents—beginning of period	95,129	97,244
Cash and cash equivalents—end of period	$86,555	$78,063

Non-cash investing and financing activities:
Transfers between inventory and property and equipment	$314	$2,015
Capital expenditures included in accounts payable	$229	$2,340
Supplemental cash flow disclosure:
Cash paid for income taxes, net	$3,694	$4,582

A10 NETWORKS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO NON-GAAP GROSS PROFIT
(unaudited, in thousands, except percentages)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024

GAAP gross profit	$59,852	$53,682	$167,258	$150,971
GAAP gross margin	80.1%	80.5%	79.6%	80.5%
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	136	534	1,284	1,568
Amortization of purchased intangible assets	281	—	712	—
Non-GAAP gross profit	$60,269	$54,216	$169,254	$152,539
Non-GAAP gross margin	80.7%	81.3%	80.5%	81.4%

A10 NETWORKS, INC.
RECONCILIATION OF GAAP TOTAL OPERATING EXPENSES
TO NON-GAAP TOTAL OPERATING EXPENSES
(unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024

GAAP total operating expenses	$46,858	$43,239	$135,175	$125,399

Non-GAAP adjustments:
Stock-based compensation and related payroll tax	(4,825)	(3,982)	(14,555)	(11,246)
Acquisition-related expense	(101)	—	(655)	—
Amortization of purchased intangible assets	(99)	—	(251)	—
One-time legal expense	(22)	—	(1,269)	(71)
Tax planning expense	—	(100)	(150)	(500)
Non-GAAP total operating expenses	$41,811	$39,157	$118,295	$113,582

A10 NETWORKS, INC.
RECONCILIATION OF GAAP INCOME FROM OPERATIONS
TO NON-GAAP OPERATING INCOME
(unaudited, in thousands, except percentages)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024

GAAP income from operations	$12,994	$10,443	$32,083	$25,572
GAAP operating margin	17.4%	15.7%	15.3%	13.6%
Non-GAAP adjustments:
Stock-based compensation and related payroll tax	4,961	4,516	15,839	12,814
Acquisition-related expense	101	—	655	—
Amortization of purchased intangible assets	380	—	963	—
One-time legal expense	22	—	1,269	71
Tax planning expense	—	100	150	500
Non-GAAP operating income	$18,458	$15,059	$50,959	$38,957
Non-GAAP operating margin	24.7%	22.6%	24.2%	20.8%

A10 NETWORKS, INC.
RECONCILIATION OF GAAP NET INCOME TO
EBITDA AND ADJUSTED EBITDA (NON-GAAP)
(unaudited, in thousands, except percentages)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024

GAAP net income	$12,191	$12,637	$32,272	$31,839
GAAP net income margin	16.3%	18.9%	15.4%	17.0%

Exclude: Interest and other income, net	(999)	(3,946)	(4,317)	(11,020)
Exclude: Depreciation and amortization	3,799	2,741	11,079	8,248
Exclude: Provision for income taxes	1,802	1,752	4,128	4,753
EBITDA	16,793	13,184	43,162	33,820
Exclude: Stock-based compensation and related payroll tax	4,961	4,516	15,839	12,814
Exclude: Acquisition-related expense	101	—	655	—
Exclude: One-time legal expense	22	—	1,269	71
Exclude: Tax planning expense	—	100	150	500
Adjusted EBITDA	$21,877	$17,800	$61,075	$47,205
Adjusted EBITDA margin	29.3%	26.7%	29.1%	25.2%